                                                                   EXHIBIT 10.32

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.

                               WARRANT AGREEMENT

             To Purchase Shares of the Series B Preferred Stock of

                         Corsair Communications, Inc.

               Dated as of August 5, 1996 (the "Effective Date")

     WHEREAS, Corsair Communications, Inc., a Delaware corporation (the "Company") has entered into a Master Lease Agreement dated as of August 31, 1995, Equipment Schedule No. VL-2 dated as of August 5, 1996, and related Summary Equipment Schedules (collectively, the "Leases") with Comdisco Inc., a Delaware corporation (the "Warrantholder"); and

     WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Series B Preferred Stock;

     NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases, and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.   GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.
     ----------------------------------------------

     For value received, the Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from the Company 8,750 fully paid and nonassessable shares of the Company's Series B Preferred Stock ("Preferred Stock") at the price per share of $4.43 the ("Exercise Price") provided, however, that from and after the effective date of the registration statement for the Company's initial public offering of its equity securities the shares purchasable by the Warrantholder upon exercise of this Warrant Agreement shall be shares of the Company's common stock which shares shall be purchasable by the Warrantholder in the same number that the Warrantholder would otherwise have been entitled to purchase had this Warrant Agreement remained exercisable for shares of the Company's Preferred Stock. The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof.

2.   TERM OF THE WARRANT AGREEMENT.
     -----------------------------

     Except as otherwise provided for herein, the term of this Warrant Agreement shall commence on the Effective Date and shall be exercisable for a period of
(i) ten (10) years or (ii) five (5) years from the effective date of the Company's initial public offering, whichever is longer.

3.   EXERCISE OF THE PURCHASE RIGHTS.
     -------------------------------

     The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one
(21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased.

     The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

          X =    Y(A-B)
              ------------
                   A

 Where:   X =  the number of shares of Preferred Stock to be issued to the
               Warrantholder.

          Y = the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

          A =  the fair market value of one (1) share of Preferred Stock.

          B =  the Exercise Price.

     For purposes of the above calculation, current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock:

     (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the offering and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

     (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

           (a) if traded on a securities exchange, the fair market value shall be deemed to be the product of (x) the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise; or

           (b) if actively traded over-the-counter, the fair market value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and
           (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

     (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Preferred Stock shall be determined in good faith by the Company's Board of Directors and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

     Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.   RESERVATION OF SHARES.
     ---------------------

     (a) Authorization and Reservation of Shares.  During the term which this
         ---------------------------------------
Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

     (b) Registration or Listing.  If any shares of Preferred Stock required to
         ------------------------
be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the 1933 Act, as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

5.   NO FRACTIONAL SHARES OR SCRIP.
     -----------------------------

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.   NO RIGHTS AS SHAREHOLDER.
     ------------------------

     This warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.   WARRANTHOLDER REGISTRY.
     ----------------------

     The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.   ADJUSTMENT RIGHTS.
     -----------------

     The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

     (a) Merger and Sale of Assets.  If at any time there shall be a capital
         -------------------------
reorganization of the shares of the Company's stock (other than a combination reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, that the Warrantholder would have been entitled to had the Warrantholder exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent reasonably possible.

     (b) Reclassification of Shares.  If the Company at any time shall, by
         --------------------------
combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

     (c) Subdivision or Combination of Shares.  If the Company at any time shall
         ------------------------------------
combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

     (d) Stock Dividends.  If the Company at any time shall pay a dividend
         ---------------
payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution.
The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (e) Antidilution Rights.  Additional antidilution rights applicable to the
         -------------------
Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which is attached hereto as Exhibit A (the "Charter") and the Company shall provide Warrantholder with the same notices provided to holders of Preferred Stock as set forth therein.

     (f) Notice of Adjustments.  If: (i) the Company shall declare any dividend
         ---------------------
or distribution upon its stock, whether in cash, property, stock or other securities; (ii) there shall be any Merger Event; (iii) there shall be an initial public offering; or (iv) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder: (A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up); and (C) in the case of a public offering, the Company shall give the Warrantholder at least twenty (20) days written notice prior to the effective date hereof.

     Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

     (g) Timely Notice.  Failure to timely provide such notice required by
         -------------
subsection (f) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     --------------------------------------------------------

     (a) Reservation of Preferred Stock.  The Preferred Stock issuable upon
         ------------------------------
exercise of the Warrantholder's rights shall, prior to March 1, 1996, be duly and validly reserved and when issued in accordance with the provisions of this Warrant Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

     (b)   Due Authority.  The execution and delivery by the Company of this
           -------------
Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant Agreement is not inconsistent with the Company's Charter or Bylaws, does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Warrant Agreement constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

     (c)   Consents and Approvals.  No consent or approval of, giving of notice
           ----------------------
to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

     (d)   Issued Securities.  All issued and outstanding shares of Common
           -----------------
Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition:

     (i) The authorized capital of the Company consists of (A) 18,000,000 shares of Common Stock, 76,125 of which are issued and outstanding, and (B) 10,247,410 shares of Series A Preferred Stock, of which (I) 8,120,000 shares are issued and outstanding and (ii) 2,127,410 shares have been designated Series B Preferred Stock, 1,992,104 of which are issued and outstanding.

     (ii) The Company has reserved 2,750,000 shares of Common Stock for issuance pursuant to a stock option plan or agreements or restricted stock plan or agreement as shall be approved by the Board of Directors of the Company.

     (iii) Except as set forth above and except for (A) the conversion privileges of the Series A Preferred Stock currently outstanding, (B) warrants to purchase 40,609 shares of the Company's Series B Preferred Stock, (C) warrants to purchase 187,500 shares of the Company's Series B Preferred Stock or Common Stock, (D) the rights of the Warrantholder hereunder and(E) the rights provided in the Investor's Rights Agreement dated December 10, 1994 (the "Investor Rights Agreements"), no shareholder of the Company has preemptive rights to purchase new issuances of the company's capital stock.

     (e)   Insurance.  The Company has in full force and effect insurance
           ---------
policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

     (f)   Other Commitments to Register Securities.  Except as set forth in
           ----------------------------------------
this Warrant Agreement and the Investor Rights Agreement, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

     (g) Exempt Transaction.  Subject to the accuracy of the Warrantholder's
         ------------------
representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

     (h) Compliance with Rule 144.  At the written request of the Warrantholder,
         ------------------------
who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.


10.  REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.
     --------------------------------------------------

     This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

     (a) Investment Purpose.  The right to acquire Preferred Stock or the
         ------------------
Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

     (b) Private Issue.  The Warrantholder understands (i) that the Preferred
         -------------
Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

     (c) Disposition of Warrantholder's Rights.  In no event will the
         -------------------------------------
Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that
(A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with

Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

     (d) Financial Risk.  The Warrantholder has such knowledge and experience in
         --------------
financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     (e) Risk of No Registration.  The Warrantholder understands that if the
         ------------------------
Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

     (f) Accredited Investor.  Warrantholder is an "accredited investor" within
         -------------------
the meaning of the securities and Exchange Rule 501 of Regulation D, as presently in effect.

11.  TRANSFERS.  Subject to the terms and conditions contained in Section 10
     ---------
hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12.  MISCELLANEOUS.
     -------------

     (a) Effective Date.  The provisions of this Warrant Agreement shall be
         --------------
construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

     (b) Attorney's Fees.  In any litigation, arbitration or court proceeding
         ---------------
between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

     (c) Governing Law.  This Warrant Agreement shall be governed by and
         -------------
construed for all purposes under and in accordance with the laws of the State of California.

     (d) Counterparts.  This Warrant Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e) Notices.  Any notice required or permitted hereunder shall be given in
         -------
writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or three (3) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: Venture Group, cc:
Legal Department, attn: General Counsel, (and/or, if by facsimile, (708) 518-5466 and (708) 518-5088; and (ii) to the Company at 3408 Hillview Avenue, Palo Alto, California, 94304, attention: (and/or if by facsimile, (415) 493-3588) or at such other address as any such party may subsequently designate by written notice to the other party.

     (f) Remedies.  In the event of any default hereunder, the non-defaulting
         --------
party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     (g) Survival.  The representations, warranties, covenants and conditions of
         --------
the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

     (h) Severability.  In the event any one or more of the provisions of this
         -------------
Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (i) Amendments.  Any provision of this Warrant Agreement may be amended by
         ----------
a written instrument signed by the Company and by the Warrantholder.

     (j) Additional Documents.  The Company, upon execution of this Warrant
         --------------------
Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.


                         Company: CORSAIR COMMUNICATIONS, INC.


                         By:  /s/ Martin J. Silver
                            -------------------------------------

                         Title:   Chief Financial Officer
                               ----------------------------------


                         Warrantholder: COMDISCO, INC.


                         By:_____________________________________

                         Title:__________________________________

                                   EXHIBIT I

                              NOTICE OF EXERCISE


To:______________

(1) The undersigned Warrantholder hereby elects to purchase ______ shares of the Series ____ Preferred Stock of ____________________________, pursuant to the terms of the Warrant Agreement dated the ____ day of ____________, 19__ (the "Warrant Agreement") between _________________________ and the
     Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Series ___ Preferred Stock of _____________________________________, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of Series ___ Preferred Stock in the name of the undersigned or in such other name as is specified below.


________________________________
(Name)

________________________________
(Address)

Warrantholder: COMDISCO, INC.

By:_____________________________

Title:__________________________

Date:___________________________

                                  EXHIBIT III

                                TRANSFER NOTICE


     (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to

________________________________________________________________________________
(Please Print)

whose address is __________________________________________

___________________________________________________________

               Dated _________________________________________

               Holder's Signature ____________________________

               Holder's Address ______________________________

               _______________________________________________

Signature Guaranteed: ________________________________________


     NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.

                                                                       EXHIBIT A

                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                       OF CORSAIR COMMUNICATIONS, INC.,
                            a Delaware corporation


          Corsair Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

          1. The name of the corporation is Corsair Communications, Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on December 5, 1994 and was amended pursuant to a Certificate of Amendment of Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on January 25, 1995. The original name was Phoneprint, Inc.

          2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation was adopted by the corporation's Board of Directors and stockholders, the stockholders of the corporation having approved the Amended and Restated Certificate of Incorporation by the written consent of the holders of a majority of the outstanding shares in accordance with Section 228 thereof, and written notice having been given in accordance with the requirements of such Section. The Amended and Restated Certificate of Incorporation restates, integrates and amends the provisions of the Certificate of Incorporation of this corporation.

          3. The Certificate of Incorporation of the corporation is hereby amended and restated in its entirety as follows:


                                   ARTICLE I

          The name of this corporation is Corsair Communications, Inc..


                                  ARTICLE II

          The address of this corporation's registered office in the State of Delaware is 15 East North Street, City of Dover, County of Kent 19901. The name of its registered agent at such address is Incorporating Services, Ltd.


                                  ARTICLE III

          The purpose of this corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law.

                                  ARTICLE IV

          A.  Classes of Stock.  This corporation is authorized to issue two
              ----------------
classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Twenty-Eight Million Two Hundred Forty-Seven Thousand Four Hundred and Ten (28,247,410) shares. Eighteen Million (18,000,000) shares shall be Common Stock, $.001 par value per share, and Ten Million Two Hundred Forty-Seven Thousand Four Hundred and Ten (10,247,410) shares shall be Preferred Stock, $.001 par value per share, of which Eight Million One Hundred Twenty Thousand (8,120,000) shares shall be Series A Preferred Stock and Two Million One Hundred Twenty-Seven Thousand Four Hundred and Ten (2,127,410) shares shall be Series B Preferred Stock.

          B.  Rights, Preferences and Restrictions of Preferred Stock.  The
              -------------------------------------------------------
rights, preferences, restrictions and other matters relating to the Preferred Stock are as follows:

              1.  Dividend Provisions.
                  -------------------

                  a. The holders of shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) on the Common Stock of this corporation, at the rate of $0.10 per share of Series A Preferred Stock per annum and $0.22 per share of Series B Preferred Stock per annum (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) payable when, as and if declared by the Board of Directors. Such dividends shall not be cumulative. No cash dividend shall be declared or paid with respect to the Series A Preferred Stock or Series B Preferred Stock unless at the same time a like proportionate cash dividend for the same dividend period, ratably in proportion to the respective annual dividend rates set forth above, is declared and paid with respect to the Series A Preferred Stock and the Series B Preferred Stock.

                  b. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each case the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Preferred Stock and Series B Preferred Stock were the holders of the number of shares of Common Stock of this corporation into which their respective shares of Series A Preferred Stock and Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.

              2.  Liquidation Preference.
                  ----------------------

              a. In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $2.00 for each outstanding share of Series A Preferred Stock, (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations and hereafter referred to as the "Original Series A Issue Price"), (ii) $4.43 for each outstanding share of Series B Preferred Stock (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations and hereafter referred to as the "Original Series B Issue Price"), and (iii) an amount equal to declared but unpaid dividends on such share of Series A Preferred Stock or Series B Preferred Stock, as applicable. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock and the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock and the Series B Preferred Stock in proportion to the aggregate liquidation preferences of the respective series, and ratably among the holders of that series in proportion to the amount of such stock owned by each such holder.

              b. After the distributions described in subsection (a) above have been paid, the remaining assets of the corporation available for distribution to stockholders shall be distributed among the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series A Preferred Stock and Series B Preferred Stock).

              c. A consolidation or merger of this corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of this corporation or the effectuation by the corporation of a transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of (excluding the issuance of shares of Series A Preferred Stock pursuant to the Series A Preferred Stock Purchase Agreement and the issuance of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement), shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2.

          3.  Conversion.  The holders of the Series A Preferred Stock and
              ----------
Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

              a.  Right to Convert.
                  ----------------

                    (i) Subject to subsection (c), each share of Series A Preferred Stock and Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this corporation or any transfer agent for the particular series of Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (A) the Original Series A Issue Price for each share of Series A Preferred Stock and (B) the Original Series B Issue

Price for each share of Series B Preferred Stock, plus all declared but unpaid dividends thereon for each share of Series A Preferred Stock or Series B Preferred Stock, by the Conversion Price at the time in effect for such share. The initial Conversion Price per share for shares of Series A Preferred Stock shall be the Original Series A Issue Price and the initial Conversion Price per share for shares of Series B Preferred Stock shall be the Original Series B Issue Price; provided, however, that the Conversion Price for the Series A Preferred Stock and Series B Preferred Stock shall be subject to adjustment as set forth in subsection 3(c).

              (ii) Each share of Series A Preferred Stock and Series B Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such shares immediately upon the earlier of (A) the consummation of the corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the public offering price of which was not less than $10.00 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) and $7,500,000 in the aggregate or (B) the date upon which the corporation obtains the consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as converted basis.

          b.  Mechanics of Conversion.  Before any holder of Series A Preferred
              -----------------------
Stock or Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the particular series of Preferred Stock, and shall give written notice by mail, postage prepaid, to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock and/or Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock and/or Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series A Preferred Stock and/or Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock and/or Series B Preferred Stock shall not be deemed to have converted such Series A Preferred Stock and/or Series B Preferred Stock until immediately prior to the closing of such sale of securities.

          c.  Conversion Price Adjustments of Preferred Stock.  The Conversion
              -----------------------------------------------
Prices of the Series A Preferred Stock and Series B Preferred Stock shall be subject to adjustment from time to time as follows:

              (i) A. If the corporation shall issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series A Preferred Stock or the Conversion Price for the Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series A Preferred Stock or Series B Preferred Stock, as the case may be, in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause
(i)) be adjusted to a price equal to the quotient obtained by dividing the total computed under clause (x) below by the total computed under clause (y) below as follows:

                                  (x)  an amount equal to the sum of

                                       (1) the aggregate purchase price of the
          shares of the Series A Preferred Stock or Series B Preferred Stock sold pursuant to the applicable agreements pursuant to which such shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, are first issued (the "Stock Purchase Agreements"), plus

                                       (2) the aggregate consideration, if any,
          received by the corporation for all Additional Stock issued on or after the dates of the applicable Stock Purchase Agreements (the "Purchase Date") other than shares of Common Stock issued or issuable with respect to the Series A Preferred Stock or Series B Preferred Stock;

                                  (y)  an amount equal to the sum of

                                       (1) the aggregate purchase price of the
          shares of Series A Preferred Stock or Series B Preferred Stock sold pursuant to the applicable Stock Purchase Agreements divided by the applicable Conversion Price for such shares in effect at the applicable Purchase Date (or such higher or lower Conversion Price for such series as results from the application of subsections 3(c)(iii) and (iv) and assuming that this Certificate was in effect as of the applicable Purchase Date) plus

                                       (2) the number of shares of Additional
          Stock issued since the applicable Purchase Date (increased or decreased to the extent that the number of such shares of Additional Stock shall have been increased or decreased as the result of the application of subsections 3(c)(iii) and (iv)).

              B. No adjustment of the Conversion Price for the Series A Preferred Stock or Series B Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to 3 years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of 3 years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 3(c)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                    C. In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    D. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                    E. In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 3(c)(i) and subsection 3(c)(ii):

                        1. The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)), if any, received by the corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                        2. The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)).

                         3. In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the applicable Conversion Price of the Series A Preferred Stock and Series B Preferred Stock, as applicable, and to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                         4. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price of the Series A Preferred Stock and Series B Preferred Stock, as applicable, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                         5. The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 3(c)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 3(c)(i)(E)(3) or (4).

               (ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 3(c)(i)(E)) by this corporation before, on or after the applicable Purchase Date other than

                     A. shares of Common Stock issued pursuant to a transaction described in subsection 3(c)(iii) hereof,

                     B. shares of Common Stock issued upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock,

                         C. shares of Common Stock issuable or issued to employees, consultants, or directors of this corporation directly or pursuant to a stock option plan or agreement or restricted stock plan or agreement approved by the Board of Directors of this corporation,

                         D. shares of Common Stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of Series A Preferred Stock and Series B Preferred Stock will be converted to Common Stock or (II) upon exercise of warrants or rights granted to underwriters in connection with such a public offering, or

                         E. shares of Series B Preferred Stock issued or issuable to Comdisco, Inc. pursuant to a Warrant dated August 31, 1995.

               (iii) In the event the corporation should at any time or from time to time after the applicable Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the applicable Conversion Price of the Series A Preferred Stock and Series B Preferred Stock then in effect shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

               (iv) If the number of shares of Common Stock outstanding at any time after the applicable Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the applicable Conversion Price for the Series A Preferred Stock and Series B Preferred Stock then in effect shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

          d.  Other Distributions.  In the event this corporation shall
              -------------------
declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 3(c)(iii), then, in each such case for the purpose of this subsection 3(d), the holders of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of

Series A Preferred Stock and Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution.

          e.  Recapitalizations.  If at any time or from time to time there
              -----------------
shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3) provision shall be made so that the holders of the Series A Preferred Stock and Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock and Series B Preferred Stock, respectively, the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of the Series A Preferred Stock and Series B Preferred Stock after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock and Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

          f.  No Impairment.  This corporation will not, by amendment of its
              -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock and Series B Preferred Stock against impairment.


          g.  No Fractional Shares and Certificate as to Adjustments.
              ------------------------------------------------------

               (i) No fractional shares shall be issued upon conversion of the Series A Preferred Stock and Series B Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock and Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock and Series B Preferred Stock pursuant to this Section 3, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock and Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock or Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and
(C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock or Series B Preferred Stock.

          h.  Notices of Record Date.  In the event of any taking by this
              ----------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock and Series B Preferred Stock at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          i.  Reservation of Stock Issuable Upon Conversion.  This corporation
              ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock and Series B Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock and Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock and Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock or Series B Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          j.  Notices.  Any notice required by the provisions of this Section 3
              -------
to be given to the holders of shares of Series A Preferred Stock or Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

          4.   Voting Rights.
               -------------

               a.  General Voting Rights.  The holder of each share of Series A
                   ---------------------
Preferred Stock and Series B Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock and Series B Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote, together as a single class with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote; except for the election of directors.

          b.   Election of Directors.  The authorized number of directors of
               ---------------------
this Corporation shall be five (5). Notwithstanding 5(a) above, the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect four (4) directors of the corporation; and the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis, shall be entitled to elect one (1) director of the corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of Series A Preferred Stock. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock and Common Stock then outstanding, on an as converted basis, shall constitute a quorum of the Series A Preferred Stock, Series B Preferred Stock and Common Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis. A vacancy in any directorship elected by the holders of Series A Preferred Stock shall be filled only by vote of the holders of Series A Preferred Stock; and a vacancy in any directorship elected by the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together shall be filled only by the vote of the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together as provided above.

          5.   Protective Provisions.  So long as shares of Series A Preferred
               ---------------------
Stock and/or Series B Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as converted basis:

               a. sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly owned subsidiary corporation) or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of;

               b. alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock or Series B Preferred Stock so as to affect adversely the shares;

               c. increase the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock or Common Stock;

               d. create any new class or series of stock or any other securities convertible into equity securities of the corporation (i) having a preference over, or being on a parity with, the Series A Preferred Stock or Series B Preferred Stock with respect to voting, dividends, conversion rights or upon liquidation, or (ii) having rights similar to any of the rights of the Series A Preferred Stock and Series B Preferred Stock under this Section 5; or

               e.   change authorized number of directors from five (5).

     C.   Common Stock.
          ------------

          1.   Dividend Rights.  Subject to the prior rights of holders of all
               ---------------
classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          2.   Liquidation Rights.  Upon the liquidation, dissolution or winding
               ------------------
up of the corporation, the assets of the corporation shall be distributed as provided in Section 2 of Division (B) of this Article IV hereof.

          3.   Redemption.  The Common Stock is not redeemable.
               ----------

          4.   Voting Rights.  The holder of each share of Common Stock shall
               -------------
have the right to one vote, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.


                                   ARTICLE V

     A.   Exculpation.  A director of the Corporation shall not be personally
          -----------
liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

     B.   Indemnification.  To the extent permitted by applicable law, this
          ---------------
Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

     C.   Effect of Repeal or Modification.  Any repeal or modification of any
          --------------------------------
of the foregoing provisions of this Article V shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.


                                  ARTICLE VI

     The corporation shall have a perpetual existence.


                                  ARTICLE VII

     Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of this corporation is expressly authorized to make, alter, amend, rescind or repeal the Bylaws of the corporation.



                                 ARTICLE VIII

     Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the corporation.



                                  ARTICLE IX

     The corporation shall not be subject to the provisions of Section 203 of the Delaware General Corporation Law.



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                                     -13-

  IN WITNESS WHEREOF, the Amended and Restated Certificate of Incorporation has been signed under the seal of this corporation as of this 24th day of October, 1995.


                                        CORSAIR COMMUNICATIONS, INC.



                                        By:  /s/ Mary Ann Byrnes
                                           -----------------------------
                                           Mary Ann Byrnes, President



ATTEST:



   /s/ Kevin Compton
----------------------------
Kevin Compton, Secretary

               CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION OF
                         CORSAIR COMMUNICATIONS, INC.



     Corsair Communications, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: That a resolution was duly adopted by the Board of Directors of the Corporation setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, and declaring said amendment to be advisable and recommended for approval by the stockholders of the Corporation. Subsection B.4.b. of Article IV of the Amended and Restated Certificate of Incorporation is amended as follows:

          "Election of Directors. The authorized number of directors of
           ---------------------
          this Corporation shall be seven (7). Notwithstanding 5(a) above, the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect four (4) directors of the corporation; and the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis, shall be entitled to elect three (3) directors of the corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of Series A Preferred Stock. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock and Common Stock then outstanding, on an as converted basis, shall constitute a quorum of the Series A Preferred Stock, Series B Preferred Stock and Common Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis. A vacancy in any directorship elected by the holders of Series A Preferred Stock shall be filled only by vote of the holders of Series A Preferred Stock; and a vacancy in any directorship elected by the holders of Series A Preferred Stock, Series B Preferred

          Stock and Common Stock voting together shall be filled only by the vote of the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together as provided above."

     SECOND: That, thereafter, the stockholders approved the foregoing amendment by written consent in accordance with Section 228 of the Delaware General Corporation Law.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.



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                                      -2-

      IN WITNESS WHEREOF, said Corsair Communications, Inc. has caused this certificate to be signed and attested by MaryAnn Byrnes, its President and Kevin Compton, its Secretary this 10th day of November, 1995.


                                        By:   /s/ Mary Ann Byrnes
                                            --------------------------------
                                             MaryAnn Byrnes, President



ATTEST:



By:   /s/ Kevin Compton
     ------------------------------
     Kevin Compton, Secretary



                  [SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]